EXHIBIT 99.2: CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER PURSUANT TO 18 U.S.C. 1350

      In connection with the accompanying Quarterly Report on Form 10-QSB of Magna-Lab, Inc. for the quarter ended August 31, 2002, the undersigned hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

      (3) such Quarterly Report on Form 10-QSB for the quarter ended August 31, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (4) the information contained in such Quarterly Report on Form 10-QSB for the quarter ended August 31, 2002 fairly presents, in all material respects, the financial condition and results of operations of Magna-Lab, Inc.

October 15, 2002                 /s/ Kenneth C. Riscica
                                 ----------------------
                                 Name:  Kenneth C. Riscica
                                 Title: Chief Financial Officer